SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2003

CMGI, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23262	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Medford Street

Charlestown, Massachusetts 02129

(Address of Principal Executive Offices) (Zip Code)

(617) 886-4500

(Registrant’s telephone number, including area code)

100 Brickstone Square

Andover, Massachusetts 01810

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition.

On September 30, 2003, CMGI, Inc. (the “Registrant”) reported its results of operations for its fiscal fourth quarter and fiscal year ended July 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMGI, INC.

		By:	/s/ THOMAS OBERDORF
Date:	September 30, 2003		Thomas Oberdorf Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)